UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):          January 28, 2019

SPECTRUM BRANDS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

SB/RH HOLDINGS, LLC
(Exact name of registrant as specified in its charter)

Delaware	333-192634-03	27-2812840
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3001 Deming Way
Middleton, Wisconsin 53562
(Address of principal executive offices)
(608) 275-3340
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.          Entry into a Material Definitive Agreement.
The information disclosed in Item 2.01 below is incorporated into this Item 1.01.
Item 2.01.          Completion of an Acquisition or Disposition of Assets.
Completion of Sale of the Global Auto Care Business to Energizer
As previously reported in a Current Report filed on Form 8-K with the Securities and Exchange Commission (the “SEC”) on November 19, 2018, Spectrum Brands Holdings, Inc., a Delaware corporation (the “Company”) announced on November 15, 2018, that it had entered into an Acquisition Agreement (the “GAC Agreement”) with Energizer Holdings, Inc., a Missouri corporation (“Energizer”), pursuant to which Energizer agreed to purchase the Company’s global auto care business (the “GAC Business”).
On January 28, 2019 (the “GAC Closing Date”), pursuant to the terms and conditions of the GAC Agreement, Energizer completed its acquisition of the Company’s GAC Business (the “GAC Acquisition”) for a purchase price of approximately $938 million in cash, subject to adjustments described in the GAC Agreement plus the Stock Consideration described below.
The “Stock Consideration” consisted of 5,278,921 shares (the “Shares”) of common stock of Energizer (the “Common Stock”).
Energizer Shareholder Agreement
On the GAC Closing Date, as a condition to the consummation of the GAC Acquisition, the Company entered into a shareholder agreement (the “Energizer Shareholder Agreement”) with Energizer. The Company further entered into a joiner to the Energizer Shareholder Agreement with Spectrum Brands, Inc., a Delaware corporation and wholly owned subsidiary of the Company providing for record ownership of the Shares by Spectrum Brands, Inc. The Energizer Shareholder Agreement contains a 24-month standstill provision applicable to the Company, pursuant to which, among other things, subject to certain exceptions contained in the Energizer Shareholder Agreement, the Company is prohibited, either acting alone or in concert with others, from supporting or engaging in certain transactions involving Energizer or seeking to knowingly or intentionally control or influence management, the board of directors or policies of Energizer with respect to such matters. In addition, for a period 18 months beginning on GAC Closing Date, subject to certain limitations and qualifications, the Company is required to vote in favor of the Energizer’s board’s director nominees and in accordance with the Energizer board’s recommendations on all other matters at any meeting of Energizer’s shareholders.
In addition, pursuant to the Energizer Shareholder Agreement, beginning after the 12-month anniversary of the GAC Closing Date, Energizer will be required, at the request of the Company, to use commercially reasonable efforts to file a shelf registration statement covering the resale of the Shares by the Company in one or more registered offerings. The Company will also have certain rights to demand registration of a resale of Shares in an underwritten takedown under the shelf registration and certain “piggy-back” rights to participate in certain registered underwritten public offerings by Energizer. Energizer will also be subject to customary obligations regarding the registration of the resale of the Shares and any additional shares acquired by the Company (the “Additional Shares”), the maintenance of an active shelf registration statement and the offer and resale of the Shares and any Additional Shares, subject to customary limitations and exceptions, including Energizer’s right to defer or suspend the registration in certain circumstances and certain cutbacks by the underwriters.
The Energizer Shareholder Agreement includes customary indemnification provisions in favor of the

Company and related parties against certain losses and liabilities (including reasonable costs of investigation and legal expenses) arising out of or based upon any filing or other disclosure made by Energizer under the securities laws relating to any such registration. Energizer will bear the costs of registration, as well as one-half of any roadshow expenses and the fees of the Company’s outside counsel, subject to certain limitations. The Company will be responsible for selling expenses (including underwriter discounts and commissions) in connection with a resale offering of its Energizer Common Stock.
Pursuant to the Energizer Shareholder Agreement, the Company has agreed not to transfer any of its Shares or other equity securities in Energizer, or engage in certain hedging transactions from the closing of the GAC Acquisition until the day that is twelve months after the GAC Closing Date and, following such period, subject to certain limitations, not to transfer any such Shares or other equity securities to any person or entity who would thereafter beneficially own more than 4.9% of Energizer’s outstanding shares of equity securities after giving effect to such transaction.
Following the 18-month anniversary of the GAC Closing Date, Energizer will have the right to repurchase any or all of the Shares then held by the Company or its affiliates for a purchase price per share equal to, as more specifically described in the Energizer Shareholder Agreement, the greater of the volume-weighted average sales price per share for the ten consecutive trading days beginning on the 12th trading day immediately preceding notice of the repurchase from Energizer and 110% of the volume-weighted average sales price per share of the Common Stock for the 10 consecutive trading days immediately preceding the date of the GAC Agreement (the “Common Stock VWAP”).
The foregoing description of the Energizer Shareholder Agreement is not complete and is subject to, and qualified in its entirety by reference to, the actual agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and the terms of which are incorporated herein by reference.
Item 7.01.           Regulation FD Disclosure.
On January 28, 2019, the Company issued a press release announcing the completion of the transaction described above. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.
The information furnished pursuant to this Item 7.01, including the attached press release, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing by the Company with the SEC.
Item 8.01          Other Events.
On January 30, 2019, the Company redeemed all $890,000,000 outstanding principal amount of its 7.750% Senior Notes due 2022 (the “Notes”). Pursuant to the indenture governing the Notes, the Notes were redeemed at 101.938% of the principal amount thereof, plus accrued and unpaid interest to the redemption date.

Item 9.01.          Financial Statements and Exhibits.
(a) Not applicable.
(b) Pro Forma Financial Information – Pursuant to Article 11 of Regulation S-X, filed as Exhibit 99.1 to this report and incorporated herein, are the (i) Unaudited Pro Forma Condensed Consolidated Balance Sheet

of the Company as of September 30, 2018, as if the divestiture of the GAC Business had occurred as of that date, (ii) Unaudited Pro Forma Condensed Consolidated Statements of Operations of the Company for the three years ended September 30, 2018, as if the GAC Divestiture had occurred on October 1, 2015, and the related notes thereto.
(c) Not applicable.
(d) Exhibits
Exhibit No.	Description

2.1
Acquisition Agreement, dated as of November 15, 2018, by and among Spectrum Brands Holdings, Inc. and Energizer Holdings, Inc, incorporated herein by reference to the Form 8-K filed on November 19, 2018, File No. 1-4219. (Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request.)

10.1	Energizer Shareholder Agreement, dated as of January 28, 2019, by and among Spectrum Brands Holdings, Inc., Energizer Holdings, Inc. and Spectrum Brands, Inc.

99.1
The (i) Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of September 30, 2018, as if the divestiture of the GAC Business had occurred as of that date, (ii) Unaudited Pro Forma Condensed Consolidated Statements of Operations of the Company for the three years ended September 30, 2018, as if the divestiture of the GAC Business had occurred on October 1, 2015, and the related notes thereto.

99.2	Press Release, dated January 28, 2019.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Certain matters discussed in this report and other oral and written statements by representatives of the Company are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We have tried, whenever possible, to identify these statements by using words like “future,” “anticipate”, “intend,” “plan,” “estimate,” “believe,” “belief,” “expect,” “project,” “forecast,” “could,” “would,” “should,” “will,” “may,” and similar expressions of future intent or the negative of such terms. These statements are subject to a number of risks and uncertainties that could cause results to differ materially from those anticipated as of the date of this report. Actual results may differ materially as a result of (1) the impact of our indebtedness on our business, financial condition and results of operations; (2) the impact of restrictions in our debt instruments on our ability to operate our business, finance our capital needs or pursue or expand business strategies; (3) any failure to comply with financial covenants and other provisions and restrictions of our debt instruments; (4) the extent of success of the Company’s revised business strategy and the Company’s ability to execute and realize on the expected benefits of such strategy; (5) the impact of actions taken by significant stockholders; (6) the impact of fluctuations in commodity prices, costs or availability of raw materials or terms and conditions available from suppliers, including suppliers’ willingness to advance credit; (7) interest rate and exchange rate fluctuations; (8) the loss of significant reduction in, or dependence upon, sales to any significant retail customer(s); (9) competitive promotional activity or spending by competitors, or price reductions by competitors; (10) the introduction of new product features or technological developments by competitors and/or the development of new competitors or competitive brands; (11) the effects of general economic conditions, including inflation, recession or fears of a recession, depression or fears of a depression, labor costs and stock market volatility or changes in trade, tariff, monetary or fiscal policies in the countries where we do business; (12) changes in consumer spending preferences and demand for our products; (13) our ability to develop and successfully introduce new products, protect our intellectual property and avoid infringing the intellectual property of third parties; (14) our ability to successfully implement, achieve and sustain manufacturing and distribution cost efficiencies and improvements, and fully realize anticipated cost savings; (15) the seasonal nature of sales of certain of our products; (16) the effects of climate change and unusual weather activity; (17) the cost and effect of unanticipated legal, tax or regulatory proceedings or new laws or regulations (including environmental, public health and consumer protection regulations); (18) public perception regarding the safety of products that we manufacture and sell, including the potential for environmental liabilities, product liability claims, litigation and other claims related to products manufactured by us and third parties; (19) the impact of pending or threatened litigation; (20) the impact of cybersecurity breaches or our actual or perceived failure to protect company and personal data; (21) changes in accounting policies applicable to our business; (22) our ability to utilize net operating loss carry-forwards to offset tax liabilities from future taxable income; (23) government regulations; (24) the impact of expenses resulting from the implementation of new business strategies, divestitures or current and proposed restructuring activities; (25) our inability to successfully integrate and operate new acquisitions at the level of financial performance anticipate; (26) the unanticipated loss of key members of senior management; (27) the effects of political or economic conditions, terrorist attacks, acts of war or other unrest in international markets; (28) the Company’s ability to consummate its pending divestitures on the expected terms and within the anticipated time period, or at all, which is dependent on the parties’ ability to satisfy certain closing conditions, including receipt of regulatory approvals, and our ability to realize the expected benefits of such transactions and to successfully separate such businesses; (29) the Company’s ability to realize the expected benefits from the merger with HRG Group, Inc.; (30) the transition to a new chief executive officer and such officer’s ability to determine and implement changes at the Company to improve the Company’s business and financial performance; and (31) the other risk factors set forth in the SEC filings of Spectrum Brands Holdings, Inc., including the most recently filed Annual Report on Form 10-K or Quarterly Report on Form 10-Q.

The Company also cautions the reader that its estimates of trends, market share, retail consumption of its products and reasons for changes in such consumption are based solely on limited data available to the Company and management’s reasonable assumptions about market conditions, and consequently may be inaccurate, or may not reflect significant segments of the retail market. The Company also cautions the reader that undue reliance should not be placed on any forward-looking statements, which speak only as of the date of this report. The Company undertakes no duty or responsibility to update any of these forward-looking statements to reflect events or circumstances after the date of this report or to reflect actual outcomes, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.
SPECTRUM BRANDS HOLDINGS, INC.

SB/RH HOLDINGS, LLC

	By:	/s/ Ehsan Zargar
	Name:	Ehsan Zargar
	Title:	Executive Vice President, General Counsel and Secretary

Dated: February 1, 2019